                                                              Reg. No. 2-23685
                                                              Reg. No. 811-01660

As filed with the Securities and Exchange Commission on February 26, 1999



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
  Pre-Effective Amendment No.                                     [ ]
                               ----
  Post-Effective Amendment No.  41                                [X]
                               ----
                                     and/or

REGISTRATION STATEMENT UNDER
  THE INVESTMENT COMPANY ACT OF 1940                              [ ]
  Amendment No.  41                                               [X]
                ----

                       Prudential's Gibraltar Fund, Inc.
                       ----------------------------------
               (Exact Name of Registrant as specified in Charter)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code:  (800) 437-4016

Names and Address of Agent for Service:

                               Caren Cunningham
                                   Secretary
                       Prudential's Gibraltar Fund, Inc.
                               751 Broad Street
                        Newark, New Jersey  07102-3777

                                  Copies to:
                              Christopher Palmer
                                Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C.  20036

Approximate Date of Proposed Public Offering:  continuous
                                               ----------

It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b)
-----
        on (date) pursuant to paragraph (b)
-----
        60 days after filing pursuant to paragraph (a)(1)
-----
  x     on May 1, 1999 pursuant to paragraph (a)(1)
-----
        75 days after filing pursuant to paragraph (a)(2)
-----
        on (date) pursuant to paragraph (a)(2) of rule 485.
-----


If appropriate, check the following box:

        this post-effective amendment designates a new effective date
-----   for a previously filed post-effective amendment.


Title of Securities Being Registered:  capital stock
                                       -------------

                                                                      Prospectus
                                                                     May 1, 1999



Prudential's Gibraltar Fund, Inc.



You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.


     As with all mutual funds, filing this prospectus with the SEC does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.



                                                   [LOGO] Prudential Investments

Summary of Investment Objectives, Strategies and Risk

Objective: Growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

Strategy:  The Fund invests primarily in common stocks and other securities convertible into common stocks. Those investments can include American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

           The Fund may invest in preferred stocks, bonds and other fixed income investments. Usually, the Fund does not invest no more than 15% of its assets in these instruments.

           The Fund may lend its portfolio securities and may invest up to 10% of its assets in securities without a liquid resale market.

           The Fund may invest in money market instruments, such as short-term debt securities.

Risks: Although we try to invest wisely, all investments involve risk. Common stocks are subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

           Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk --the risk that the borrower will not repay an obligation, and market risk -- the risk that interest rates may change and affect the value of the obligation.

           There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

Performance

The two tables below show the Fund's annual returns and its long term performance. The first table shows you how the Fund's performances varied from year to year. The second table compares the Fund's performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and _________. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.



Year-By-Year Total Returns*



                                  [BAR CHART]

   _________________________________________________________________________

       89     90     91     92     93     94     95     96     97     98



                   Best Quarter  ____% (__d quarter of 19__)

                   Worst Quarter ____% (__d quarter of 19__)



Average Annual Total Return (as of 12/31/98)


                        1 Year    5 Years    10 Years    Since Inception

                                                         (______)
   ---------------------------------------------------------------------
    Fund*
   ---------------------------------------------------------------------
    S&P 500(R)**
   ---------------------------------------------------------------------
    Lipper Average***
   ---------------------------------------------------------------------


* The Fund's returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.

** The Standard and Poor's 500 stock index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices performed. These returns do not include the effect of any investment management expenses.

*** The Lipper _____ Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and Fund expenses but not product charges.

Investment Objective and Strategies

The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

In an effort to meet that objective, the Fund invests primarily in common stocks and other securities convertible into common stocks.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stocks, bonds, debentures notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund's assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information ("SAI").

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolios securities.

However, during any period when changing economic or market conditions are anticipated, the Fund's portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund's brokerage costs.

Fund Management

The Prudential Insurance Company of America ("Prudential") serves as the investment adviser for the Fund. Prudential was founded in 1875. As of December 31, 1998, Prudential had total assets under management of _________, of which _______ were owned by Prudential and _______ were external assets.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, Prudential Investment Corporation ("PIC"). Prudential reimburses PIC for its costs and expenses. Both Prudential and PIC are located at 751 Broad Street, Newark, NJ 07102.

Jeffrey Rose, Vice President of PIC, has been portfolio manager for the Fund since March, 1998. Mr. Rose also co-manages the Prudential Balanced Fund. Mr. Rose served as an equity analyst for PIC from June 1994 through February 1998. From May 1992 through June 1994, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group.

The chart below lists the Fund's 1998 expenses as a percentage of the Fund's average net assets.

                              1998 Fund Expenses*
               (as a percentage of the Fund's average net assets)
               --------------------------------------------------

          Investment Management Fees               _____%
          Other Expenses                           _____%
                                             ____________
          Total Fund Expenses                      _____%


     * This chart shows only Fund expenses. This chart does not show charges that are imposed by the variable contract. See your contract for additional information about contract charges.

Purchase, Redemption and Pricing of Fund Shares

Purchase

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

Redemption

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Pricing -- Net Asset Value

The price of a Fund share is known as the net asset value or NAV per share. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV per share is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Fund's NAV will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV is determined by a simple calculation. It is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund's NAV, its holdings are valued as follows:

Equity securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

Debt securities which mature in more than 60 days are valued using an independent pricing service. Debt securities that mature in 60 days or less are valued at amortized cost. This means that the security is valued initially at its purchase price (or its value on the 60th day prior to maturity) and then decreases in value by equal amounts each day until the security matures. Amortization is used widely by mutual funds and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

Securities for which no market quotations are available will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

Other Information

Dividends and Distributions

The Fund periodically distributes substantially all of its net investment income and its net realized capital gain in accordance with rules applicable to mutual funds. These dividends and distributions are automatically reinvested in additional Fund shares.

Federal Income Taxes

The federal income tax rules applicable to contract owners vary depending on the contract and whether a tax qualified plan is involved.

Year 2000

Many computer systems used today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cannot guarantee that this will not be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the year 2000.

In addition, issuers of securities may also encounter year 2000 compliance problems. If these problems are significant and are not corrected, securities markets could go down or issuers could have poor performance. If a Fund owns these securities, then it is possible that it could lose money.

Financial Highlights

The financial highlights will help you evaluate the financial performance of the Fund. The Total return in each chart represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

This information has been audited by _________________, whose report, along with the financial statements, appear in the SAI, which is available upon request.



                   [To be added by post-effective amendment]

For More Information

Additional information about the Fund can be obtained upon request without charge and can be found in the following documents:

     Statement of Additional Information (SAI)
     (incorporated by reference into this prospectus)

     Annual Report
     (including a discussion of market conditions and strategies that significantly affected the Fund's performance during the previous year)

     Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

     -    Call toll-free 1-800-437-4016
     -    Write to Prudential's Gibraltar Fund, Inc.,
          751 Broad Street, Newark, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No. 811-01660

                                       Statement of Additional Information (SAI)
                                                                     May 1, 1999



Prudential's Gibraltar Fund, Inc.



You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund's prospectus dated May 1, 1999.

To obtain a copy of the Fund prospectus:

     .    Call toll-free 1-800-437-4016; or
     .    Write to Prudential's Gibraltar Fund, Inc.,
          751 Broad Street, Newark, NJ 07102-3777



                                                   [LOGO] Prudential Investments

                                    CONTENTS

Fund History

Fund Investments and Risks

Investment Restrictions

State Law Limitations

Fund Management

Principal Shareholders

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Capital Stock

Taxation of the Fund

Financial Statements

Fund History

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission as a diversified open-end management investment company.


Fund Investments and Risks

We provide more detail about four investment strategies listed in the prospectus.

Securities Lending

The Fund may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential.

Illiquid Securities

The Fund may invest up to 10% of its assets in securities which, because of legal or contractual restrictions upon resale or for other reasons, are not readily marketable ("illiquid securities"). Repurchase agreements with a maturity of greater than seven days are considered illiquid. This limitation includes the purchase of privately placed evidences of indebtedness of a character customarily acquired by institutional investors. There is a risk that the Fund may not be able to sell illiquid securities when it wants and that the value of the investment may decrease while the Fund is attempting to sell it.

Warrants

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

Temporary Defensive Position

The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Investment Restrictions

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

(1) underwrite the securities of other insurers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds;

(2)  buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4)  invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment adviser who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8)  borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

State Law Limitations

The investments of the Fund are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, the Fund will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

     1. The Fund may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The Fund may not purchase the stock of a corporation unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per year computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

     4. A security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Fund would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the Fund will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Fund.

Investment limitations also arise under the insurance laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the Fund.

Fund Management

The Board of Directors of the Fund is responsible for the overall management of the Fund. It reviews the actions of the Fund's investment advisers and decides upon matters of general policy.

Listed below for each director and major officer of the Fund are his or her name, age and principal occupation during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street, Newark, New Jersey 07102-3777.

Directors of the Fund

Mendel A. Melzer, CFA* 38, Chairman of the Board -- Chief Investment Officer of Prudential Investments since 1998; 1996 to 1998: Chief Investment Officer of Prudential Mutual Funds; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

Saul K. Fenster, 66, Director -- President of New Jersey Institute of Technology. Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. Scott McDonald, Jr., 62, Director -- Vice President, Kaludis Consulting Group since 1997; Prior to 1996: Principal, Scott McDonald & Associates; Prior to 1995: Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960

Joseph Weber, 75 Director -- Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

Officers who are not Directors

Caren A. Cunningham, Secretary -- Assistant General Counsel of Prudential Investments Fund Management LLC since 1997; Prior to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.

Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -- First Vice President of Prudential Investments Fund Management LLC since 1996; Prior to 1996: First Vice President of Prudential Securities Inc.

Stephen M. Ungerman, Assistant Treasurer -- Vice President and Tax Director of Prudential Investments since 1996; Prior to 1996: First Vice President of Prudential Investment Mutual Fund Management, Inc.

* Mr. Melzer is an interested persons of Prudential, its affiliates and the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Melzer is an interested person of Prudential and the Fund, as that term is defined in the 1940 Act, because he is an officer and/or affiliated person of Prudential, the investment adviser to the Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

No director or office of the Fund who is also an officer, director or employee of Prudential or its affiliates is paid by the Fund for services as one of its directors or officers. A single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential investment companies, including this Fund. (The amount paid in respect of each investment company is determined on the basis of the relative average net assets of the investment companies.) The directors who are not interested person of the Fund are also reimbursed for all expenses incurred in connection with the attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the directors who are not affiliated with Prudential for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1998. Below are listed all directors who have served the Fund during its most recent fiscal year.

                               Compensation Table

                                             Pension or
                                         Retirement Benefits      Estimated     Total Compensation
                         Aggregate       Accrued as Part of        Annual        Related to Funds
                     Compensation from     Gibraltar Fund       Benefits Upon       Managed by
 Name and Position    Gibraltar Fund          Expenses            Retirement      Prudential (**)
------------------   -----------------   -------------------    -------------   -------------------
---------------------------------------------------------------------------------------------------
 Saul K. Fenster                                 None                N/A             $35,000 (5)
---------------------------------------------------------------------------------------------------
 W. Scott McDonald                               None                N/A             $35,000 (5)
---------------------------------------------------------------------------------------------------
 Mendel A. Melzer,                                --                 --
 CFA*
---------------------------------------------------------------------------------------------------
 Joseph Weber                                    None                N/A             $35,000 (5)
---------------------------------------------------------------------------------------------------

* Directors who are "interested" do not receive compensation form Prudential (including the Fund).
** Indicates number of funds (including the Fund) to which aggregate compensation relates.

As of April 30, 1999, the directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund capital stock.

Principal Shareholders

As of December 31, 1998, all Fund shares are held by three separate accounts of Prudential. The address of each separate account is 751 Broad Street, Newark, NJ 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

                                        Percentage of Fund
               Prudential                  Shares Held
            Separate Account             (as of 12/31/98)
            ----------------            ------------------
        --------------------------------------------------
         Prudential's Investment                __%
         Plan Account
        --------------------------------------------------
         Prudential's Annuity Plan              __%
         Account
        --------------------------------------------------
         Prudential's Annuity Plan              __%
         Account - 2
        --------------------------------------------------

Investment Advisory and Other Services

Prudential

The Prudential Insurance Company of America ("Prudential") serves as the investment adviser for the Fund. As investment adviser, Prudential is responsible for the day-to-day investment management of the Fund, including selecting investments. Prudential is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutalization, is a complex process that could take two years to complete. No plan of demutalization has been adopted yet by Prudential's Board of Directors. Any plan or reorganization adopted by the Board of Directors would have to be approved by qualified policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutalization. The Board of Directors, in its discretion, may choose not to demutalize or to delay demutalization for a time.

Under the Investment Advisory Agreement, the Fund pays Prudential an advisory fee equal to 0.125% per year of the average daily net assets of the Fund. The Fund paid Prudential $______ in 1998, $390,676 in 1997, and $349,118 in 1996.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, Prudential Investment Corporation ("PIC"). Prudential, not the Fund, reimburses PIC for its costs and expenses. Both Prudential and PIC are located at 751 Broad Street, Newark, NJ 07102.

Under the Investment Advisory Agreement, Prudential bears the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding members of the Fund's Board of Directors who are not officers or employees of Prudential), and the office facilities of the Fund.

An Administrative Services Agreement between Prudential and the Fund provides that, as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Investment Advisory Agreement (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, and fidelity bond and insurance premiums).

Other Service Providers

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is 751 Broad Street, Newark, New Jersey 07102-3777. The Fund does not pay any fee to PIMS.

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent.

PricewaterhouseCoopers LLP ("PWC") is the Fund's independent accountant. PWC's principal business address is 1177 Avenue of the Americas, New York, NY 10036. PWC provides audit and accounting services for the Fund.

Brokerage Allocation and Other Practices

Prudential, as the Fund's investment adviser, is responsible for decisions to buy and sell securities for the Fund. Prudential is also responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated ("PSI"), an indirect wholly-owned subsidiary of Prudential.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal.

Fund securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other Fund not subject to such a limitation.

In placing orders for Fund securities, Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, Prudential will consider the research and investment services provided by broker-dealers who effect or are parties to Fund transactions, Prudential or Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, broker-dealers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such broker-dealers may be used by Prudential in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker-dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Prudential's policy is to pay higher commissions to broker-dealers, other than PSI, for particular transactions than might be charged if a different broker-dealer had been selected on occasions when, in Prudential's opinion, this policy furthers the objective of obtaining best price and execution. Prudential's present policy is not to permit higher commissions to be paid on Fund transactions in order to secure research, statistical, and investment services from broker-dealers. Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, PSI may act as a securities broker for the Fund. In order for PSI to effect any transactions for the Fund, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

                                Commissions Paid
                            During Last Three Years
                            -----------------------

                                1998       1997         1996
                                ----     --------     --------
               -----------------------------------------------
                Total
                Commissions    $____     $329,585     $662,074

               -----------------------------------------------
                Commissions
                Paid to PSI    $____     $ 24,750     $ 19,301

               -----------------------------------------------

During 1998, ____% of total Fund commissions were paid to PSI, and PSI effected ___% of Fund transactions involving the payment of commissions (calculated based on the dollar amount of those transactions).

Capital Stock

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential's Annuity Plan Account-2, Prudential's Investment Plan Account and Prudential's Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

Taxation of the Fund

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualified as regulated investment companies and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 187(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as security issued by the U.S. Government or its instrumentality, whichever is applicable.

Financial Statements

                   [to be added by post-effective amendment]

                           PART C: OTHER INFORMATION

Item 23        Exhibits
-------        --------

Exhibit 1      Articles of Incorporation (1)

Exhibit 2      By-laws (1)

Exhibit 3      See exhibits 1 and 2 above.

Exhibit 4(a)   Investment Advisory Agreement between Registrant and
               Prudential (2)

Exhibit 4(b) Amendment No. 1 to Investment Advisory Agreement between Registrant and Prudential (3)

Exhibit 4(c) Amendment No. 2 to Investment Advisory Agreement between Registrant and Prudential (4)

Exhibit 4(d) Service Agreement between Prudential and Prudential Investment Corporations (5)

Exhibit 5 Distribution Agreement between Registrant and Prudential Investment Management Services, Inc. (6)

Exhibit 6      Not Applicable

Exhibit 7 Custody Agreement between Registrant and Investors Fiduciary Trust Company (7)

Exhibit 8(a) Administrative Services Agreement between Registrant and Prudential (2)

Exhibit 8(b) Amendment to Administrative Services Agreement between Registrant and Prudential (6)

Exhibit 9      Legal opinion (6)

Exhibit 10     Consent of Accountants (6)

Exhibit 11     Not Applicable

Exhibit 12     Not Applicable

Exhibit 13     Not Applicable

Exhibit 14     Financial Data Schedules (6)

Exhibit 15     Not Applicable

Exhibit 16     Powers of Attorney (8)

(1) Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 39 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed May 2, 1997.

(2) Incorporated by reference to Form N-8B-1, Reg. No. 811-1660. To be filed by post-effective amendment.

(3) Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 9 to Form S-6, Reg. No. 2-32685. To be filed by post-effective amendment.

(4) Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 32 to Form S-6, Reg. No. 2-52715. To be filed by post-effective amendment.

(5) Incorporated by reference to Post-Effective Amendment No. 33 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, (filed April 28, 1997).

(6)  To be filed by post-effective amendment.

(7) Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

(8) Incorporated by reference to Exhibit (xvi) to Post-Effective Amendment No. 40 to Form S-6, Prudential's Investment Plan Account, Reg. No. 2-52715, filed April 30, 1998.

Item 24   Persons Controlled by or Under Common Control with the Fund
-------   -----------------------------------------------------------

All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America: Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held separate accounts of Pruco Life Insurance Company, a direct wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, an indirect wholly-owned subsidiary of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential and short descriptions of each are listed under
Item 24 in Post-Effective Amendment No. 35 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed February 12, 1999, the text of which is hereby incorporated by reference.

Item 25   Indemnification
-------   ---------------

The Registrant's Articles of Incorporation provide that "[e]ach director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses."

The Registrant, in connection with other Prudential-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation ("PIC") is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the Registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

The business and other connections of Prudential's Directors are listed in the Pre-Effective Amendment No. 1 to Form S-6, The Prudential Variable Appreciable Account, Reg. No. 333-64957, filed Dec. 23, 1998, the text of which is hereby incorporated by reference.

Item 27   Principal Underwriters
-------   ----------------------

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 34 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed Feb. 12, 1999.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 34 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed Feb. 12, 1999.

Item 28   Location of Accounts and Records
-------   --------------------------------

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant's investment adviser, The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777; or the Registrant's custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas, Missouri 64105-1716.

Item 29   Management Services
-------   -------------------

Not applicable.

Item 30   Undertakings
-------   ------------

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Newark and the State of New Jersey, on this 25th day of February, 1999.



                    PRUDENTIAL'S GIBRALTAR FUND


                    By: /s/ MENDEL A. MELZER
                    ----------------------------------
                    Mendel A. Melzer
                    Chairman of the Board of Directors


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE AND TITLE                           DATE


/s/ MENDEL A. MELZER                     February 25, 1999
---------------------------
Mendel A. Melzer
Chairman of the Board of Directors,
Principal Executive Officer



/s/ GRACE TORRES
---------------------------
Grace Torres
Treasurer and Principal
Financial and Accounting Officer

/s/* SAUL K. FENSTER                     *By: /s/ CAREN CUNNINGHAM
---------------------------              ---------------------------
Saul K. Fenster                          Caren Cunningham
Director                                 (Attorney-in-Fact)

/s/* W. SCOTT MCDONALD, JR.
---------------------------
W. Scott McDonald, Jr.
Director

/s/* JOSEPH WEBER
---------------------------
Joseph Weber
Director